Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 63,633,329.50
Previously Paid Amount	0.00
Total Fee Amount	8,787.76
Total Offset Amount	0.00
Net Fee	$ 8,787.76